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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 1999
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                             AFP Imaging Corporation
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             (Exact name of registrant as specified in its charter)
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New York                        0-10832                       13-2956272
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(State or other jurisdiction    (Commission                I.R.S. Employer
of incorporation or             File Number)               Identification No.)
organization)

250 Clearbrook Road, Elmsford, New York         10523
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:               (914) 592-6100
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(Former name or former address, if changed since last report)

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Item 5.   Other Events:

         Cade Adams, the sole shareholder of ProDen SYSTEMS, INC., a Washington Corporation (the "Holder") notified DENT-X International, Inc. ("DENT-X"), a New York Corporation and a wholly owned subsidiary of AFP Imaging Corporation (the "Registrant") that since Holder and DENT-X have not resolved Holder's claim that it was currently entitled to the sum of $500,000 under DENT-X's $2,500,000 Promissory Note dated December 23, 1997 ("Promissory Note") received in connection with DENT-X's purchase from the Holder of substantially all of the Holder's assets, properties and rights, Holder declared the Promissory Note in default and elected to accelerate the balance due thereunder. The Holder and DENT-X will next attempt to resolve the controversy through mediation as provided under the Asset Purchase Agreement ("Asset Purchase Agreement") dated December 24, 1997 among DENT-X, the Registrant, the Holder and Cade Adams. If the controversy cannot be resolved through mediation, the dispute shall be settled by binding arbitration.

         Registrant believes that it has a variety of defenses and counterclaims to the Holder's claim, including fraud in the inducement and the Holder's breach of its representations under the Asset Purchase Agreement.

         In any event, the Promissory Note is subordinated to the terms of Registrant's senior debt. The Promissory Note provides that in the event the Registrant is in default of the Registrant's and/or its affiliate's senior debt and the Holder shall have received written notice thereof, during the continuance of such event of default, all such senior debt outstanding at the time of such notice shall first be paid in full before any payment is permitted on the Promissory Note. The Registrant has been advised by its senior lender that it intends to call such an event of default if the Holder is meritorious in its claim.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        AFP Imaging Corporation

Dated: April 15, 1999                                   By: /s/ David Vozick
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                                                           David Vozick,
                                                           Chairman of the Board